EXHIBIT 99.3

4th Quarter 2002 Earnings Teleconference October 23, 2002

This presentation includes some forward-looking statements about our expectations for our future performance. Actual results could differ materially from those suggested by our comments today. Additional information about factors that could affect future results are addressed in our SEC filings, including our Form 10-K, 10-Q, and 8-Ks. A summary is included at the end of this presentation. Financial information in this presentation is pro forma for continuing operations and excludes business restructuring and one-time charges, impairment and/or amortization of goodwill and other acquired intangibles, the legal settlement related to our former consumer products leasing business, gains associated with the sale of the optical fiber business and China joint ventures and the results of our optical fiber business. Any information contained herein should be read in conjunction with the October 23, 2002 Q4 earnings press release with accompanying financial tables. Forward-Looking Statement Disclosure

Pro Forma Quarterly Results Highlights * Arrows indicate direction of sequential change

Pro Forma Annual Results Highlights * Arrows indicate direction of sequential change

Operating Cash Flow Review (including Optical Fiber through 1Q02)

Cash & Debt Summary Exchanged $275M of 8% Convertible Preferred for Common Stock $175M exchanged during Q402 $100M exchanged since September 30, 2002 Total issuance of approximately 96 million shares of common stock associated with all transactions to date

Vendor Financing Review

Restructuring Actions Operational Impact of Q402 Restructuring Reduce costs & expenses to achieve quarterly EPS breakeven revenue at $2.5 billion - and working to reduce further Have detailed plans to achieve gross margin of 35% Overall savings of $1 billion, with annual expense reduction of $800 million Additional 10,000 headcount reduction with approximately 35,000 employees by September 2003 (majority by March 2003)

Restructuring Charge

Q4 '02 Q4 '02 Volume Cost Product/ Target Excluding and Mix Reductions Market Gross Margin Charges Portfolio -14.3% 17% 5-7% 9-11% 35% Contributors to Gross Margin Improvement 2-4%

Fiscal Year 2003 Cash Walk

Key Takeaways Sufficient liquidity to fund operations and restructuring; cash at end of 2003 projected at more than $2.0 billion Targeting return to profitability by end of fiscal 2003 Reducing costs & expenses to bring quarterly EPS breakeven revenue to $2.5 billion by late fiscal 2003 and working to reduce even further During fiscal 2002, we controlled the things we could control Lowered annual operating expenses by about $4 billion Improved working capital by about $4 billion Reduced vendor financing commitments by $4 billion Improved annual operating cash flow by $4.6 billion, which includes about $1 billion in tax refunds

Forward-Looking Statement Disclosure This presentation contains forward-looking statements that are based on current expectations, estimates, forecasts and projections about the industries in which we operate, our beliefs and our management's assumptions. Words such as "expects," "anticipates," "targets," "goals," "projects," "intends," "plans," "believes," "seeks," "estimates" and variations of such words and similar expressions are intended to identify such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These risks and uncertainties include: the failure of the telecommunications market to improve or improve at the pace we anticipate; our ability to secure additional sources of funds on reasonable terms; our credit ratings; our ability to compete effectively; our reliance on a limited number of key customers; our exposure to the credit risk of our customers as a result of our vendor financing arrangements and accounts receivable; our reliance on third parties to manufacture some of our products; the cost and other risks inherent in our long-term sales agreements; our product portfolio and ability to keep pace with technological advances in our industry; the complexity of our products; our ability to retain and recruit key personnel; existing and future litigation; our ability to protect our intellectual property rights and the expenses we may incur in defending such rights; changes in environmental health and safety law; changes to existing regulations or technical standards; and the social, political and economic risks of our foreign operations. For a further list and description of such risks and uncertainties, see the reports filed by Lucent with the Securities and Exchange Commission. Except as otherwise required under federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.